                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT
                                    --------------

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


           Date of Report (Date of earliest event reported)  March 23, 1998
                                                            ---------------



                          AMERICAN ENTERTAINMENT GROUP, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)



        COLORADO                       0-22174              83-0277375
     ---------------                -------------        -------------------
     (State or Other                (Commission            (IRS Employer
     Jurisdiction of                 File Number)        Identification No.)
     Incorporation
     or Organization)



                             160 Bedford Road, Suite 306
                           Toronto, Ontario, Canada M5R 2K9
                  --------------------------------------------------
                  (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          On March 17, 1998, the Registrant, through a subsidiary corporation called Scene & Heard Entertainment, Inc., entered into a definitive Agreement with Audio Book Club, a Florida corporation (Audio) whereby the Registrant would license to Audio the sole and exclusive worldwide distribution rights in and to a group of thirteen classic movies for the purpose of duplicating the sound track, with added narrative, for audio cassettes, compact discs, interactive discs, or any other audio technology now known or hereafter developed. The term of this license is for five years, with further rights of renewal for consecutive five year terms. The Registrant's subsidiary will receive royalties of ten percent of the wholesale price on all sales by Audio of the group of thirteen classic movies until Registrant's subsidiary has received $12,500. At such time, the royalty will become seven and one-half percent of the wholesale price on all sales by Audio of the group of thirteen classic movies. This agreement replaces and supersedes a similar agreement which the Registrant's subsidiary entered into on July 18, 1997.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
                    Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN ENTERTAINMENT GROUP, INC.


                                       By: /s/ Joel Wagman
                                          ----------------------------------
                                               Joel Wagman
                                               Chairman



Dated: March 23, 1998